NATIONWIDE MUTUAL FUNDS

Nationwide Global Sustainable Equity Fund

Supplement dated September 12, 2024

to the Summary Prospectus dated February 28, 2024

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Summary Prospectus.

Effective October 1, 2024:

1.	The table under the heading “Fees and Expenses” on page 1 of the Summary Prospectus is hereby deleted and replaced with the following:

	Class A Shares	Class R6 Shares	Institutional Service Class Shares
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) imposed on purchases (as a percentage of offering price)	5.75%	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees(1)	0.65%	0.65%	0.65%
Distribution and/or Service (12b-1) Fees	0.25%	None	None
Other Expenses	0.24%	0.14%	0.30%
Total Annual Fund Operating Expenses	1.14%	0.79%	0.95%

(1)	“Management Fees” has been restated to reflect the reduction of contractual investment advisory fees, effective October 1, 2024.

2.	The table under the heading “Example” on page 2 of the Summary Prospectus is hereby deleted and replaced with the following:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$685	$916	$1,167	$1,881
Class R6 Shares	81	252	439	978
Institutional Service Class Shares	97	303	525	1,166

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE